JPMORGAN ACCESS FUNDS

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(Class A and Class C Shares)

(each a series of JPMorgan Trust I)

Supplement dated July 29, 2013

to the Prospectus dated November 1, 2012, as supplemented

ADDITIONAL CLASS C SHARE EXCHANGES — Beginning on September 3, 2013, Class C Shares of any J.P. Morgan Fund may be exchanged into Class C Shares of the JPMorgan Limited Duration Bond Fund, JPMorgan Short Duration Bond Fund and JPMorgan Short-Intermediate Municipal Bond Fund (the “Short Bond Funds”). Effective September 3, 2013, the disclosures under “Exchanging Fund Shares — What are my exchange privileges?” and — “Do I pay a sales charge on an exchange?” in the prospectus are hereby deleted in their entirety and replaced with the following:

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class C Shares of a Fund may be exchanged for Class C Shares of another J.P. Morgan Fund.

Class C Shares of any Fund (except any of the J.P. Morgan money market funds) may also be exchanged for Select Class or Institutional Class Shares of the same Fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund except Class B Shares which are no longer available for new investment.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganaccessfunds.com, or by calling 1-800-480-4111.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class C Shares of a Fund for Class C Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, except there is no CDSC on Class C Shares of JPMorgan Limited Duration Bond Fund, JPMorgan Short Duration Bond Fund, and JPMorgan Short-Intermediate Municipal Bond Fund (collectively, the “Short Bond Funds”) purchased prior to September 3, 2013.

SUP-ACCESS-C-713

2.	The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Bond Funds purchased prior to September 3, 2013, is carried over to your new shares.

3.	If you exchange Class C Shares purchased prior to September 3, 2013 of one of the Short Bond Funds, your new Class C Shares shall be deemed to be held for the required holding period applicable to your new Class C Shares and no CDSC shall be charged.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE